Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of First Indiana Corporation (“First Indiana”), that, to his knowledge:

(1)	the Annual Report of First Indiana on Form 10-K for the period ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of First Indiana.

Dated: August 23, 2006	/s/ William J. Brunner
William J. Brunner
Vice President, Chief Financial Officer, and Treasurer

A signed original of this written statement required by Section 906 has been provided to First Indiana Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.